Goodwill and impairment review of goodwill	12 Months Ended
Dec. 31, 2023
Intangible Assets [Abstract]
Goodwill and impairment review of goodwill	Goodwill and impairment review of goodwill

		$ million
	2023	2022
Cost
At 1 January	12,577	12,991
Exchange adjustments	184	(367)
Acquisitions and other additions	415	573
Reclassified as assets held for sale	—	(58)
Deletions and disposals	—	(562)
At 31 December	13,176	12,577
Impairment losses
At 1 January	617	618
Exchange adjustments	2	(1)
Impairment losses for the year	85	—
At 31 December	704	617
Net book amount at 31 December	12,472	11,960
Net book amount at 1 January	11,960	12,373
Impairment review of goodwill

		$ million
Goodwill at 31 December	2023	2022
gas & low carbon energy	2,095	2,232
oil production & operations	4,925	4,925
customers & products	5,431	4,740
other businesses & corporate	21	63
	12,472	11,960
Goodwill acquired through business combinations has been allocated to groups of cash-generating units (CGUs) that are expected to benefit from the synergies of the acquisition. For oil production & operations goodwill is allocated to CGUs in aggregate at the segment level, for gas & low carbon energy goodwill is allocated to the hydrocarbon CGUs within the segment. For customers and products, goodwill has been allocated to Castrol, US Fuels, European Fuels, Archaea and Other.
For information on significant estimates and judgements made in relation to impairments see Impairment of property, plant and equipment, intangible assets and goodwill in Note 1.
gas & low carbon energy and oil production & operations

		$ million		$ million
	gas & low carbon energy		oil production & operations
	2023	2022	2023	2022
Goodwill	2,095	2,232	4,925	4,925
Excess of recoverable amount over carrying amount	5,886	12,971	18,854	36,045
The table above shows the carrying amount of goodwill for the segments at the period end and the excess of the recoverable amount, based on a pre-tax value-in-use calculation, over the carrying amount (headroom) at the date of the most recent test. The decrease in headroom for both segments relates to movements due to the impacts of updates to price and discount rate assumptions.
No material impairment of the goodwill balances in either gas & low carbon energy or oil production & operations was recognized during 2023 (2022 $nil ).
14. Goodwill and impairment review of goodwill – continued
The value in use for relevant CGUs in both gas & low carbon energy and oil production & operations is based on the cash flows expected to be generated by the projected production profiles up to the expected dates of cessation of production of each field, based on appropriately risked estimates of reserves and resources. Midstream and supply and trading activities and equity-accounted entities are generally not included in the impairment reviews of goodwill, as they do not represent part of the grouping of CGUs to which the goodwill balances relate and which are used to monitor the goodwill balances for internal management purposes. Where such activities form part of wider CGUs to which goodwill relates they are reflected in the test. As the production profile and related cash flows can be estimated from bp’s past experience, management believes that the cash flows generated over the estimated life of field is the appropriate basis upon which to assess goodwill and individual assets for impairment in both gas & low carbon energy and oil & production operations. The estimated date of cessation of production depends on the interaction of a number of variables, such as the recoverable quantities of hydrocarbons, the production profile of the hydrocarbons, the cost of the development of the infrastructure necessary to recover the hydrocarbons, production costs, the contractual duration of the production concession and the selling price of the hydrocarbons produced. As each field has specific reservoir characteristics and economic circumstances, the cash flows of each field are computed using appropriate individual economic models and key assumptions agreed by bp management.
Estimated production volumes and cash flows up to the date of cessation of production on a field-by-field basis, including operating and capital expenditure, are derived from the business segment plans. The production profiles used are consistent with the reserve and resource volumes approved as part of bp’s centrally controlled process for the estimation of proved and probable reserves and total resources.
The average production for the purposes of goodwill impairment testing in the gas & low carbon energy segment over the next 15 years is 185 mmboe per year (2022 191 mmboe per year) and in the oil production and operations segment is 402 mmboe per year (2022 346 mmboe per year). Production assumptions used for the goodwill impairment tests in both gas & low carbon energy and oil production & operations reflect management’s best estimate of future production of the existing portfolio at the time of the calculation. The group’s expectation to reduce upstream hydrocarbon production by around 25% by 2030 from its 2019 baseline is expected to be achieved through future active management, including divestments, and high-grading of the portfolio. Changes in upstream production since 2019 will be included in the best estimates however as the specific future changes to the portfolio are not yet known, these best estimates do not include the full extent of the expected upstream production reductions.
The weighted average pre-tax discount rate used in the review for the oil production & operations segment is 17%, and 11% for the gas & low carbon energy segment (2022 16% for the oil production & operations segment and 10% for the gas & low carbon energy segment).
The most recent reviews for impairment for the oil production & operations and gas & low carbon energy segments were carried out in the fourth quarter. The key assumptions used in the value-in-use calculations are oil and natural gas prices, production volumes and the discount rate. The value-in-use calculations have been prepared for the purposes of determining whether the goodwill balances were impaired. Estimated future cash flows were prepared on the basis of certain assumptions prevailing at the time of the tests. The actual outcomes may differ from the assumptions made. For example, reserves and resources estimates and production forecasts are subject to revision as further technical information becomes available and economic conditions change. Due to economic developments, regulatory change and emissions reduction activity arising from climate concern and other factors, future commodity prices and other assumptions may differ from the forecasts used in the calculations.
Sensitivities to different variables have been estimated using certain simplifying assumptions. For example, lower oil and gas price or production sensitivities do not fully reflect the specific impacts for each contractual arrangement and will not capture all favourable impacts that may arise from cost deflation or savings. A detailed calculation in either segment at any given price or production profile may, therefore, produce a different result.
It is estimated that a 22% (2022 27%) reduction in revenue throughout each year of the remaining life of those assets, either as a result of adverse price or production conditions or a combination of each, would cause the recoverable amount to be equal to the carrying amount of goodwill and related net non-current assets of the oil production and operations segment. For gas & low carbon energy an 15% (2022 18%) reduction would have the same result.
It is estimated that no reasonably possible change in the discount rate would cause the recoverable amount to be equal to the carrying amount of goodwill and related net non-current assets of either segment.
customers & products

												$ million
						2023						2022
	Castrol	US Fuels	European Fuels	Archaea	Other	Total	Castrol	US Fuels	European Fuels	Archaea	Other	Total
Goodwill	2,672	792	839	707	421	5,431	2,524	606	815	409	386	4,740
Cash flows for each CGU are derived from the business segment plans, which cover a period of up to five years, except for Archaea where a business plan to 2035 is in place following the recent acquisition. To determine the value in use for each of the cash-generating units, cash flows for a period of 10 years (12 years for Archaea), are discounted and aggregated with a terminal value. It is estimated that no reasonably possible change in the key assumptions used in the US Fuels, European Fuels and Archaea goodwill impairment assessments would cause the recoverable amount to be equal to the carrying amount of goodwill and related net non-current assets.
Castrol
The key assumptions to which the calculation of value in use for the Castrol unit is most sensitive are operating unit margins, sales volumes, and discount rate. Operating margin and sales volumes assumptions used in the detailed impairment review of goodwill calculation are consistent with the assumptions used in the Castrol unit’s business plan. A pre-tax discount rate of 9% (2022 8%) is applied in the test. No reasonably possible change in any of these key assumptions would cause the unit’s recoverable amount to be equal to the carrying amount of goodwill and related net non-current assets. Cash flows beyond the plan period are extrapolated using a nominal 3.4% (2022 3.4%) growth rate.